                                                                  EXHIBIT 10.174

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") for the convenience of the parties hereto dated as of November 18, 1997, but effective upon the Closing Date, is entered into by and among the HOLDENVILLE INDUSTRIAL AUTHORITY, an Oklahoma Public Trust (the "Authority"), and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA").

                               W I T N E S S E T H:

         WHEREAS, CCA desires to purchase the Facility, and the Authority desires to sell the Facility to CCA and to use the proceeds therefrom in furtherance of its government purposes; and,

         WHEREAS, the parties desire to set forth in this Agreement the terms and provisions relating to said purchase and sale.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) cash in hand paid by CCA to the Authority, receipt thereof is hereby acknowledged by the Authority, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         In each and every place in and throughout this Agreement, whenever the following terms, or any of them are used, unless the context shall clearly indicate another or different meaning or intent, they shall have the following meanings:


         "Bonds" or "1995 Bonds" shall mean the Holdenville Industrial Authority Correctional Facility Revenue Bonds, Series 1995 in the aggregate principal amount of $33,700,000 issued by the Authority pursuant to the terms and provisions of that certain Bond Indenture, dated as of June 1, 1995, between the Authority and Liberty Bank and Trust Company of Oklahoma City, National Association, as Trustee (the "Trustee"), as supplemented and modified by that certain 1996 Supplementary Bond Indenture, dated as of September 1, 1996, between the Authority and the Trustee (collectively, the "Indenture").

         "Closing" or "Closing Date" shall mean the date that the consideration under Section 2.3(i) and (ii) is paid by CCA and the Authority conveys the Facility to CCA, but in no event later than December 1, 1997, unless otherwise mutually agreed to by the parties.

         "Facility" shall mean the real property, easements, fixtures, personal property and incorporeal hereditaments located on the Land, and any additions or improvements thereto, including the Davis Correctional Facility, a 500-cell medium security correctional facility constructed and placed thereon.

         "Land" shall mean the real property comprising approximately 75 acres and located in the City of Holdenville, Hughes County, Oklahoma, described on Exhibit A, attached hereto and incorporated herein, and upon which the Facility is constructed.

         "Management Agreement" shall mean the Management Services Agreement dated as of June 1, 1995, by and between CCA and the Authority pertaining to the operation and management of the Facility by CCA, including any amendments or supplements thereto.

         "Training Services Agreement" means the Training Services Agreement dated as of June 1, 1995, by and between CCA and the Authority pertaining to the pretraining and preparation relating to the Facility, including any amendments or supplements thereto.

                                   ARTICLE II

                             CONVEYANCE OF FACILITY

         2.1 Conveyance. (a) On the Closing Date, and upon payment by CCA to or on behalf of the Authority of the consideration set out in Section 2.3(i) and
(ii) below, the Authority will convey to CCA the Land, buildings and improvements comprising the Facility by Warranty Deed, in the same form attached hereto as Exhibit B, and the machinery, equipment and other items of personal property comprising the Facility by Bill of Sale and Assignment, in the same form attached hereto as Exhibit C. The Bill of Sale and Assignment will include an assignment of all right, title and interest of the Authority under (i) the Monitor Agreement, dated as of June 1, 1995, between the Authority and Norris & Associates, Inc., and (ii) the Marketing Services Agreement, dated as of August 1, 1995, between the Authority and Capitol Consultants relating to the Facility, and an assumption by CCA of all obligations of the Authority under said agreements from and after the Closing.

                  (b) CCA may obtain, at its option and at its expense, (i) an owner's title insurance commitment from a title insurance company of its choice to issue a title insurance policy insuring marketable fee simple title to the Facility to CCA, which will contain only those title exceptions described in the Warranty Deed attached hereto as Exhibit B, (ii) an as-built survey for the Facility prepared by an Oklahoma registered land surveyor of its choice, which will disclose no matters affecting the Facility other than those described in the Warranty Deed attached hereto as Exhibit B, (iii) a Phase I environmental site assessment report for the Facility from an environmental engineer of its choice, which will disclose no adverse or material environmental matters affecting the Facility other than those matters caused or created by CCA, and/or
(iv) a going concern appraisal. The Authority agrees to execute and deliver to the title company issuing said title insurance policy on or before the Closing such resolutions, consents, notices and title affidavits and certifications reasonably requested or customarily required by the title company in order to enable the title company to issue its title policy to CCA, upon payment of the premium therefor, without title exceptions or requirements other than those title exceptions contained in the Warranty Deed attached hereto as Exhibit B and with the standard preprinted title exceptions deleted therefrom.

         2.2 Exclusions from Conveyance. It is specifically acknowledged and agreed by the parties that CCA is not acquiring the rights to the Authority's inmate pay telephone service agreement relating to the Facility, or to any renewals or replacements thereof entered into by the Authority, as part of this transaction. In consideration thereof, the Authority agrees to maintain the grounds surrounding the Facility beyond the main security fence. CCA agrees to allow the Authority and the vendor under the inmate pay telephone service agreement with the Authority access to the inmate pay telephone equipment in the Facility during normal business hours upon reasonable notice to operate, maintain and repair the equipment.

         2.3 Consideration. (i) On the Closing Date, CCA will pay to the Authority the amount of One Million Five Hundred Thousand Dollars ($1,500,000) by cashier's or certified check or wire transfer funds, subject to the prorations set forth in Section 2.4.

                  (ii) As additional consideration to the Authority hereunder, on the Closing Date, CCA will deposit in escrow with the Trustee an amount sufficient to defease the 1995 Bonds as provided in the Indenture. The Trustee shall hold, invest and disburse said funds as provided in the Indenture to retire the 1995 Bonds on the earliest practicable date. On the Closing Date, the Authority will provide written instructions to the Trustee directing the Trustee to pay to CCA the amount of all surplus funds held by the Trustee under the Indenture as an additional management fee to CCA under the Management Agreement.

                  (iii) The Authority and CCA each acknowledge and agree that the consideration for the Facility set forth herein was negotiated by the parties at arms length. CCA represents that the consideration for the Facility is a fair price offered by CCA after examination of the cost of other like facilities in the marketplace, and that CCA is under no obligation to purchase. The Authority represents that the consideration for the Facility is a fair price agreed to by the Authority after reasonable investigation and calculation, and that the Authority is under no obligation to sell.

         2.4 Prorations. Real estate taxes with respect to the Land shall be prorated to the Closing Date. The Authority will pay any special assessments maturing with respect to the Land to the date of Closing, and special assessments, if any, maturing on or after the date of Closing shall be paid by CCA.

         2.5 Closing Costs. CCA will pay (i) the recording costs and transfer taxes to record the Warranty Deed, (ii) the premium for the owner's title insurance policy issued to CCA, (iii) the cost of the as-built survey, the Phase I environmental site assessment report and the going concern appraisal obtained by CCA, (iv) the legal expenses of J. Scott Brown, as counsel to the Authority and as bond counsel, and (v) the expense to calculate as provided in the Indenture the rebate amount of earnings, if any, due to the federal government, and the rebate amount of earnings, if any, determined by such calculation to be owed to the federal government.

         2.6 Termination of Agreements. Upon and after the Closing, the Management Agreement and the Training Services Agreement shall each terminate and shall be of no further force or effect; provided, however, that (i) the fees due to CCA under the Management Agreement for services provided by CCA prior to the Closing shall be billed, collected and paid to CCA as provided in the

Management Agreement and (ii) the indemnification provisions contained in the Management Agreement shall continue in full force and effect with respect to any act or cause of action occurring or accruing prior to the Closing. Prior to the Closing, the Authority agrees to authorize and direct the Trustee under the Indenture to disburse to CCA the entire sum (approximately $958,000.00) in the Revenue Fund (as defined in the Indenture), representing a portion of the fees due to CCA under the Management Agreement for services provided by CCA during the month of September 1997 that have been paid to the Trustee but have not been disbursed to CCA as provided for in Section 6.08(B)(3) of the Indenture, which shall be paid to CCA prior to the payment of the surplus funds held by the Trustee as provided in Section 2.3(ii) hereof. The Authority further agrees to authorize and direct the Trustee under the Indenture to pay to CCA any amounts received by the Trustee subsequent to the Closing from any Transferring Entities (as defined in the Management Agreement) for services provided by the Authority or CCA prior to the Closing. The Authority agrees to assist and to cooperate in good faith with CCA in connection with the billing, collection and payment of all such fees, and agrees to promptly remit to CCA any payments it receives for such fees. Notwithstanding the foregoing, CCA acknowledges and agrees that the obligation of the Authority to make any payments under the Management Agreement shall be limited and special obligations of the Authority payable solely from the amounts received from the Transferring Entities (as defined in the Management Agreement) and shall never become a debt or obligation of any trustee, employee or officer of the Authority.

         2.7 Further Assurances/Cooperation. CCA and the Authority each agree to cooperate in good faith with each other and to execute and deliver in connection with the Closing such other and further agreements, documents and instruments as may be reasonably necessary or required in order to fully consummate the transactions contemplated by this Agreement.

                                   ARTICLE III

                                 REPRESENTATIONS

         3.1 Representations and Covenants by CCA. CCA makes the following representations as the basis for the undertakings on its part herein contained and hereby covenants and agrees:

                  (a) CCA is a corporation duly incorporated under the laws of Tennessee and is qualified to do business in and is in good standing in Oklahoma.

                  (b) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or result in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which CCA is now a party or by which it is bound, or constitute a default under any of the foregoing, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of CCA under the terms of any instrument or agreement.

                  (c) CCA has full power and authority to execute and deliver this Agreement and upon such execution and delivery, said document shall be valid and legally binding against CCA in accordance with its terms.

         3.2 Representations by the Authority. The Authority has been duly created and is existing under the laws of the State of Oklahoma and under the Trust Indenture creating the Authority it has the power to enter into the transactions contemplated by, and to carry out its obligations under, this Agreement and will do or cause to be done all things necessary to keep the Authority in existence and in good standing so long as necessary for the purposes thereof. The Authority is not in default under any of the provisions contained in its Trust Indenture or in the laws of Oklahoma or in any other instrument by which it is bound. By proper action of its Trustees, the Authority has been duly authorized to execute, deliver and perform this Agreement, the Warranty Deed attached hereto as Exhibit B, and the Bill of Sale and Assignment attached hereto as Exhibit C.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Successors and Assigns. All terms, provisions, conditions, covenants, warranties and agreements contained herein shall be binding upon the successors and assigns of both the Authority and CCA and all such terms, provisions, conditions, covenants, warranties and agreements shall likewise inure to the benefit of everyone who may at any time be a beneficiary hereunder.

         4.2 Preservation and Inspection of Documents. All documents received by CCA or the Authority under the provisions of this Agreement shall be retained in its possession and shall be subject at all reasonable times to the inspection of CCA and the Authority and their agents and their representatives, any of whom may make copies thereof under such reasonable terms and regulations as the holder of such documents may set out.

         4.3 Parties Interested Herein. Nothing in this Agreement expressed or implied is intended or shall be construed to confer upon, or to give to, any person or corporation, other than the Authority or CCA, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation thereon.

         4.4 Severability of Invalid Provisions. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be contrary to law, then such covenant or covenants or agreement or agreements shall be deemed severable from the remaining covenants and agreements, and shall in no way affect the validity of the other provisions of this Agreement.

         4.5 Successors. Whenever in this Agreement the Authority is named or referred to, it shall be deemed to include any public trust or other entity organized and existing for the benefit of and on behalf of the City of Holdenville, which succeeds to the principal functions and powers of the Authority, and all the covenants and agreements contained in the Agreement by or in behalf of the Authority shall bind and inure to the benefit of said successor whether so expressed or not.

         4.6 Consents and Approvals. Whenever the written consent or approval of any party hereto shall be required under the provisions of this Agreement, such consent or approval shall not be unreasonably withheld or delayed.

         4.7 Notices, Demands and Requests. All notices, demands and requests to be given or made hereunder to or by the parties shall be in writing and shall be properly made if delivered personally, or sent by registered or certified mail, or by a nationally recognized express courier service, all charges prepaid, to the other party at the address set forth below, or at such other address as may hereafter be provided in writing. The date of personal delivery, or the date of mailing or of delivery to such nationally recognized express courier service, as the case may be, shall be the date of such notice, demand or request:

              (a)      AUTHORITY

                       Holdenville Industrial Authority
                       City Hall
                       Holdenville, Oklahoma  74848
                       Attn:   Chairman

              (b)      CCA

                       Doctor R. Crants
                       Chairman and Chief Executive Officer
                       Corrections Corporation of America
                       10 Burton Hills Boulevard
                       Nashville, Tennessee  37215

         4.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         4.9 Applicable Law. This Agreement shall be governed exclusively by the applicable laws of the State of Oklahoma.

         4.10 Section Headings Not Controlling. The headings of the several sections of this Agreement have been prepared for convenience of reference only and shall not control, affect the meaning of, or be taken as an interpretation of any provision of this Agreement.

         4.11 Amendment. This Agreement may only be amended by mutual agreement in writing signed between the parties.

         4.12 Entire Agreement. The foregoing represents the entire agreement between the parties.

         4.13 Survival. It is understood and agreed by the parties hereto that whether or not it is specifically so provided herein, any term or provision of this Agreement, which by its nature or effect is required to be kept, observed or performed after the Closing and conveyance of title, shall not be merged therein, but shall be and remain binding upon and for the benefit of the parties hereto until fully kept, observed or performed.

         4.14 Broker and Commission. CCA and the Authority each warrant to the other than no broker has been involved in the transactions set forth in this Agreement, and each will indemnify and hold the other party harmless from any claims for broker commissions arising from such party's actions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officers all as of the day and year first above written.

(SEAL)                                    HOLDENVILLE INDUSTRIAL AUTHORITY

ATTEST:
                                          /s/ Jack Barrett
                                          --------------------------------
                                          Jack Barrett, Chairman
/s/ Frenola Caver
------------------------------
Secretary


                                          CORRECTIONS CORPORATION OF
                                          AMERICA


                                          By: /s/ Darrell K. Massengale
                                              ----------------------------
                                          Title: CFO
                                                 -------------------------

STATE OF OKLAHOMA       )
                        ) SS
COUNTY OF OKLAHOMA      )

         The foregoing instrument was acknowledged before me this 19th day of November, 1997, by Jack Barrett, Chairman of the Holdenville Industrial Authority, a public trust, on behalf of said Authority.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Dana L. Gilchrist
                                        ------------------------------------
                                        Notary Public
My Commission Expires:
      3-25-98
----------------------


STATE OF TENNESSEE     )
                       ) SS
COUNTY OF DAVIDSON     )

         The foregoing instrument was acknowledged before me this 18th day of November, 1997, by Darrell K. Massengale, the CFO of Corrections Corporation of America, on behalf of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Carole M. Maxson
                                        ------------------------------------
                                        Notary Public
My Commission Expires:
     9/23/2000
----------------------

                                    EXHIBIT A

                            (Real Estate Description)
                          (Davis Correctional Facility)


A tract of land lying in the Southeast Quarter (SE/4) of Section 10, Township 7 North, Range 8 East, Indian Meridian, Hughes County, Oklahoma, further described as a point of beginning at a point along the South line of said SE/4, S 89(degree)20'02" W, 469.25 feet from the Southeast corner of said SE/4; thence along the South line of said SE/4, S 89(degree)20'02" W, 1030.75 feet; thence N 00(degree)57'37" W, 2323.20 feet and parallel to the East line of said SE/4; thence N 89(degree)20'02" E, 1500.00 feet and parallel to the South line of said SE/4; thence along said East line of the SE/4 S 00(degree)57'37" E, 1859.20 feet; thence S 89(degree)20'02" W, 469.25 feet; thence S 00(degree)57'37" E,
464.00 feet to the Point of Beginning, containing 75 acres, more or less.

                                    EXHIBIT B

                                  WARRANTY DEED


         THAT HOLDENVILLE INDUSTRIAL AUTHORITY, a duly formed Public Trust of the State of Oklahoma, acting by and through its trustees, party of the first part, in consideration of Ten Dollars ($10.00) and other valuable considerations, in hand paid, the receipt which is hereby acknowledged, does hereby grant, bargain, sell and convey unto CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation, 10 Burton Hills Boulevard, Nashville, Tennessee 37215, party of the second part, the following described real property and premises situated in Hughes County, State of Oklahoma, to-wit:

         A tract of land lying in the Southeast Quarter (SE/4) of Section 10, Township 7 North, Range 8 East, Indian Meridian, Hughes County, Oklahoma, further described as a point of beginning at a point along the South line of said SE/4, S 89(degree)20'02" W, 469.25 feet from the Southeast corner of said SE/4; thence along the South line of said SE/4, S 89(degree)20'02" W, 1030.75 feet; thence N 00(degree)57'37" W,
         2323.20 feet and parallel to the East line of said SE/4; thence N 89(degree)20'02" E, 1500.00 feet and parallel to the South line of said SE/4; thence along said East line of the SE/4 S 00(degree)57'37" E, 1859.20 feet; thence S 89(degree)20'02" W, 469.25 feet; thence S 00(degree)57'37" E, 464.00 feet to the Point of Beginning, containing 75 acres, more or less.

         RESTRICTION: Until March 31, 2013, no portion of the real property and premises herein described shall be used for any purpose other than for a private prison, correctional facility or work center. This covenant shall run with the land and be binding upon the Grantee, and Grantee's successors and assigns.

         RIGHT OF USE: The party of the first part or the Oklahoma Department of Corrections will have the right to use the lagoon located on said real property until the work release center of the party of the first part located adjacent to said real property is connected to the wastewater treatment system of the City of Holdenville, Oklahoma.

together with all the improvements thereon and the appurtenances thereunto belonging, and warrant the title to the same. SUBJECT TO: easements, restrictions and rights-of-way of record as described on Exhibit A, attached hereto and incorporated herein by reference.

         TO HAVE AND TO HOLD said described premises unto the said party of the second part, its successors and assigns forever, free and discharged of and from all former grants, charges, taxes, judgments, mortgages and other liens and encumbrances of whatsoever nature.

Exempt Documentary Stamp Tax 0S Title 68 Article 32 Section 3202, Paragraph 11.

Send Tax Statements:
Corrections Corporation of America
10 Burton Hills Boulevard
Nashville, Tennessee  37215

         Signed and delivered this _____ day of November, 1997.


                                        HOLDENVILLE INDUSTRIAL AUTHORITY



                                        --------------------------------
(SEAL)                                  Jack Barrett, Chairman

ATTEST:


------------------------------
Secretary


STATE OF OKLAHOMA             )
                              )  SS
COUNTY OF ___________________ )

         The foregoing instrument was acknowledge before me this _____ day of November, 1997, by Jack Barrett, Chairman of the Holdenville Industrial Authority, a public trust, on behalf of the trust.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year first above written.


(SEAL)                                  ----------------------------------------
                                        Notary Public

My Commission Expires:


----------------------

                                    EXHIBIT A


1.   Taxes for the year 1997 and subsequent years, not yet due and payable.

2. Title to all minerals within and underlying the premises, together with all mining rights, and other rights, privileges and immunities relating thereto.

3. Right of Way in favor of General American Oil Company of Texas referred to in Assignment of Pipe Lines recorded October 30, 1954 in Book 228 Misc., page 126. Assigned to Kerr-McGee Oil Industries, Inc. by Assignment recorded June 4, 1956 in Book 255 Misc., page 160. Subsequently assigned to BigHeart Pipe Line Corporation by Assignment and Bill of Sale recorded January 17, 1973 in Book 462 Misc., page 115.

4. Right of Way in favor of Flow Production Company referred to in Assignment and Bill of Sale recorded June 10, 1996 in Book 880 Misc., page 24.

5. Right of Way in favor of Oklahoma Gas and Electric Company recorded November 19, 1980 in Book 588 Misc., page 533.

6. Right of Way in favor of Adams Petroleum Enterprises Corp. recorded March 18, 1981 in Book 597 Misc., page 559.

7. Easement for Public Highway in favor of County of Hughes recorded April 16, 1990 in Book 792 Misc., page 35.

8. Right of Way in favor of Oklahoma Natural Gas Company recorded September 18, 1995 in Book 870 Misc., page 702.

9. Right of Way in favor of Oklahoma Gas and Electric Company recorded July 1, 1996 in Book 880 Misc., page 568.

10. Lease and Operation Agreement, dated as of July 1, 1996, between Holdenville Industrial Authority and Oklahoma Department of Corrections, not shown of public record.

11. Restrictions and Right of Use contained in Warranty Deed recorded July 13, 1995 in Book 868 Misc., page 457.

12. Wewoka Creek Water and Soil Conservancy District No. 2 created by Judgment recorded June 11, 1954 in Book 221 Misc., page 439.

13. Statutory Right of Way in favor of the State of Oklahoma 33 feet along all section lines as shown on survey of James B. Marshall, dated July 12, 1995.

14. Right of Way in favor of Sinclair Oil and Gas Company, recorded February 1, 1965, in Book 373 Misc., page 336. Assigned to Intersearch Gas Corporation by Assignment and Bill of Sale recorded December 28, 1990 in Book 803 Misc., page 714. Subsequently assigned to Enerfin Resources I Limited Partnership by Assignment recorded April 25, 1991 in Book 808 Misc., page 779.

15. Rights for Easement or claims of possession for 5" buried gas line as shown on survey of James B. Marshall, dated July 12, 1995, not shown of public record.

16. Rights for Easement or claims of possession for Arkla Gas Line as shown on survey of James B. Marshall, dated July 12, 1995, not shown of public record.

                                    EXHIBIT C

                           BILL OF SALE AND ASSIGNMENT


STATE OF OKLAHOMA           ss.
                            ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ________________  ss.

THAT, HOLDENVILLE INDUSTRIAL AUTHORITY, a duly formed Public Trust of the State of Oklahoma, acting by and through its trustees ("Grantor" or "Seller"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Grantee" or "Purchaser"), to the extent legally permissible, has GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED, and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY, and DELIVER unto the said Purchaser, all of Seller's right, title and interest in and to the following described properties, rights, and interests (the "Personal Property"), located on or about that certain land described on Exhibit A, attached hereto and incorporated herein for all purposes, or the buildings, improvements, structures and fixtures thereon (the "Real Property"), or used in connection with the operation thereof:

                  All permits, licenses (but excluding Seller's business and operating licenses), approvals, entitlements and other government, quasi-government and non-government authorizations including, without limitation, certificates of use and occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of the Real Property, to the extent the same are assignable by Seller, any leases, contract rights, loan agreements, mortgages, easements, covenants, restrictions or other agreements or instruments affecting all or a portion of the Real Property or Personal Property, to the extent the same are assignable by Seller, and other intangible property or any interest therein owned or held by Seller in connection with the Real Property, including all water rights and reservations, rights to use the trade name applicable to the Real Property, and zoning rights related to the Real Property, or any part thereof, and Seller's accounts receivable relating to the Real Property, to the extent the same are assignable by Seller; provided, however, such Personal Property shall not include the general corporate trademarks, trade names (except as set forth above), service marks, logos or insignia or the books and records of Seller, and Seller's business and operating licenses for the facilities on the Real Property.

                  All warranties and guaranties with respect to the Real Property or Personal Property, whether express or implied, which Seller now holds or under which Seller is the beneficiary, to the extent the same are assignable by Seller.

                  All site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, Americans with Disabilities Act compliance reports, environmental reports and studies, professional inspection reports, construction and/or architect's reports or certificates, feasibility studies, appraisals, and other similar plans and studies that relate to the Real Property, to the extent the same are assignable by Seller.

                  That certain Monitor Agreement, dated as of June 1, 1995, between the Seller and Norris & Associates, Inc., and that certain Marketing Services Agreement, dated as of August 1, 1995, between the Seller and Capitol Consultants.

                  All furnishings, equipment, tools, machinery, fixtures, appliances, and all other tangible personal property located on or about the Real Property or used in connection with the operation thereof which is owned by Seller including, but not limited to, all those items of tangible personal property described on Exhibit B, attached hereto and incorporated herein for all purposes.

         THERE IS EXPRESSLY EXCLUDED FROM THE PERSONAL PROPERTY THE
FOLLOWING: (i) all those items of tangible and intangible personal property described on Exhibit C, attached hereto and incorporated herein for all purposes, (ii) personal property owned by employees of Seller and personal property owned by inmates housed at the Real Property, and (iii) except as otherwise specifically provided herein, all management, service and operating agreements and contracts entered into by Seller with respect to the Real Property or the Personal Property, including, but not limited to, agreements and contracts to house inmates at the Real Property, and the inmate pay telephone service agreement relating to the Real Property, including any renewals or replacements thereof entered into by the Seller.

         TO HAVE AND TO HOLD the Personal Property unto the said Purchaser, its successors and assigns, forever, and Seller does hereby bind itself and its successors to warrant and forever defend, all and singular, title to the said Personal Property unto the said Purchaser, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Seller, but not further or otherwise.

         Seller and its successors hereby warrants, represents, covenants and agrees with Purchaser as follows:

         (i) That Seller is the owner of the Personal Property, which Personal Property is free and clear of any and all liens, security interests, or other encumbrances except the exceptions shown on the schedule attached hereto as Schedule A and incorporated herein by reference for all purposes, and this sale and assignment is made and accepted expressly subject to the matters set forth on Schedule A attached hereto;

         (ii) That Seller shall indemnify and hold harmless Purchaser from and against any and all liability, loss, damage, cost or expense, including reasonable attorneys' fees, which Purchaser may suffer or incur by reason of any act or cause of action occurring or accruing prior to the effective date hereof and arising out of the ownership and/or operation of the Real Property or the Personal Property, except for any liability, loss, damage, cost or expense arising out of the actions or omissions of the Purchaser.

         Purchaser and its successors and assigns hereby warrant, represent, covenant and agree with Seller that Purchaser shall indemnify and hold harmless Seller from and against any and all liability, loss, damage, cost or expense, including reasonable attorneys' fees, which Seller may suffer or incur by reason of any act or cause of action occurring or accruing subsequent to the effective date hereof and arising out of the ownership and/or operation of the Real Property or the Personal Property, except any liability, loss, damage, cost or expense arising out of the actions or omissions of the Seller and except for any matters which Purchaser has agreed to indemnify and hold the Seller harmless from and against as set forth in that certain Management Services Agreement dated as of June 1, 1995, between the Seller and Purchaser.

         The agreements, covenants, warranties and representations herein set forth shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Assignment to be executed by its duly authorized officers effective as of November ___, 1997.

                                       SELLER:

                                       HOLDENVILLE INDUSTRIAL AUTHORITY


                                       ---------------------------------------
(SEAL)                                 Jack Barrett, Chairman

ATTEST:


--------------------------------
Secretary

                                       PURCHASER:

                                       CORRECTIONS CORPORATION OF AMERICA


                                       By:
                                          -----------------------------------

                                       Title:
                                             --------------------------------

STATE OF OKLAHOMA            )
                             ) SS
COUNTY OF ______________     )

         The foregoing instrument was acknowledged before me this _____ day of November, 1997, by Jack Barrett, Chairman of the Holdenville Industrial Authority, a public trust, on behalf of said Authority.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       -------------------------------------
                                       Notary Public
My Commission Expires:

----------------------


STATE OF TENNESSEE      )
                        ) SS
COUNTY OF DAVIDSON      )

         The foregoing instrument was acknowledged before me this _____ day of November, 1997, by ____________________________________, the
______________________________ of Corrections Corporation of America, on behalf of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       --------------------------------------
                                       Notary Public
My Commission Expires:

---------------------

                    Exhibit A to Bill of Sale and Assignment

                              Property Description


         A tract of land lying in the Southeast Quarter (SE/4) of Section 10, Township 7 North, Range 8 East, Indian Meridian, Hughes County, Oklahoma, further described as a point of beginning at a point along the South line of said SE/4, S 89(degree)20'02" W, 469.25 feet from the Southeast corner of said SE/4; thence along the South line of said SE/4, S 89(degree)20'02" W, 1030.75 feet; thence N 00(degree)57'37" W,
         2323.20 feet and parallel to the East line of said SE/4; thence N 89(degree)20'02" E, 1500.00 feet and parallel to the South line of said SE/4; thence along said East line of the SE/4 S 00(degree)57'37" E, 1859.20 feet; thence S 89(degree)20'02" W, 469.25 feet; thence S 00(degree)57'37" E, 464.00 feet to the Point of Beginning, containing 75 acres, more or less.

                    Exhibit B to Bill of Sale and Assignment

                           Items of Personal Property


         See Exhibit B-1 to Bill of Sale and Assignment, attached hereto and incorporated herein. Seller and Purchaser agree to attach as Exhibit B to this Bill of Sale and Assignment an updated schedule of the items of tangible personal property as soon as the same is completed, and when so attached such schedule shall be deemed a part of this Bill of Sale and Assignment.

                   Exhibit B-1 to Bill of Sale and Assignment

                           Items of Personal Property

                    Exhibit C to Bill of Sale and Assignment

                       Seller's Excluded Personal Property



Asset Number                  Vendor                   Description
------------                  ------                   -----------



                                      NONE

                    Schedule A to Bill of Sale and Assignment

                              Permitted Exceptions


1.   Taxes for the year 1997 and subsequent years, not yet due and payable.

2. Title to all minerals within and underlying the premises, together with all mining rights, and other rights, privileges and immunities relating thereto.

3. Right of Way in favor of General American Oil Company of Texas referred to in Assignment of Pipe Lines recorded October 30, 1954 in Book 228 Misc., page 126. Assigned to Kerr-McGee Oil Industries, Inc. by Assignment recorded June 4, 1956 in Book 255 Misc., page 160. Subsequently assigned to BigHeart Pipe Line Corporation by Assignment and Bill of Sale recorded January 17, 1973 in Book 462 Misc., page 115.

4. Right of Way in favor of Flow Production Company referred to in Assignment and Bill of Sale recorded June 10, 1996 in Book 880 Misc., page 24.

5. Right of Way in favor of Oklahoma Gas and Electric Company recorded November 19, 1980 in Book 588 Misc., page 533.

6. Right of Way in favor of Adams Petroleum Enterprises Corp. recorded March 18, 1981 in Book 597 Misc., page 559.

7. Easement for Public Highway in favor of County of Hughes recorded April 16, 1990 in Book 792 Misc., page 35.

8. Right of Way in favor of Oklahoma Natural Gas Company recorded September 18, 1995 in Book 870 Misc., page 702.

9. Right of Way in favor of Oklahoma Gas and Electric Company recorded July 1, 1996 in Book 880 Misc., page 568.

10. Lease and Operation Agreement, dated as of July 1, 1996, between Holdenville Industrial Authority and Oklahoma Department of Corrections, not shown of public record.

11. Restrictions and Right of Use contained in Warranty Deed recorded July 13, 1995 in Book 868 Misc., page 457.

12. Wewoka Creek Water and Soil Conservancy District No. 2 created by Judgment recorded June 11, 1954 in Book 221 Misc., page 439.

13. Statutory Right of Way in favor of the State of Oklahoma 33 feet along all section lines as shown on survey of James B. Marshall, dated July 12, 1995.

14. Right of Way in favor of Sinclair Oil and Gas Company, recorded February 1, 1965, in Book 373 Misc., page 336. Assigned to Intersearch Gas Corporation by Assignment and Bill of Sale recorded December 28, 1990 in Book 803 Misc., page 714. Subsequently assigned to Enerfin Resources I Limited Partnership by Assignment recorded April 25, 1991 in Book 808 Misc., page 779.

15. Rights for Easement or claims of possession for 5" buried gas line as shown on survey of James B. Marshall, dated July 12, 1995, not shown of public record.

16. Rights for Easement or claims of possession for Arkla Gas Line as shown on survey of James B. Marshall, dated July 12, 1995, not shown of public record.